Corporate Overview MARCH 2022

This presentation has been prepared by Centessa Pharmaceuticals plc (the “Company”) for informational purposes only and not for any other purpose. This presentation does not contain all the information that is or may be material to investors or potential investors and should not be considered as advice or a recommendation to investors or potential investors in respect of the holding, purchasing or selling of securities or other financial instruments and does not take into account any investor’s particular objectives, financial situation or needs. The communication of this presentation may be restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation. 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Statements in this presentation that are not statements of historical fact are forward-looking statements, including, without limitation, statements related to the Company’s ability to deliver impactful medicines to patients; the ability of our key executives to drive execution of the Company’s portfolio of programs; our asset-centric business model and the intended advantages and benefits thereof; research and clinical development plans; the scope, progress, results and costs of developing our product candidates or any other future product candidates; the development and therapeutic potential of our product candidates, including lixivaptan, SerpinPC and ZF874; strategy; regulatory matters, including the timing and likelihood of success of obtaining approvals to initiate or continue clinical trials or market any products; market size and opportunity for our product candidates; and our anticipated cash runway. Words such as “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “ongoing,” “aim,” “seek,” and variations of these words or similar expressions are intended to identify forward-looking statements, though not all forward-looking statements necessarily contain these identifying words. These forward-looking statements are based on the beliefs of the Company's management as well as assumptions made by and information currently available to the Company. 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In light of these risks and uncertainties, the events or circumstances referred to in the forward-looking statements may not occur. The actual results may vary from the anticipated results and the variations may be material. These forward-looking statements should not be taken as forecasts or promises nor should they be taken as implying any indication, assurance or guarantee that the assumptions on which such forward looking statements have been made are correct or exhaustive or, in the case of the assumptions, fully stated in this presentation. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this presentation is given. All projections, valuations and statistical analyses are provided for information purposes only. They may be based on subjective assessments and assumptions and may use one among alternative methodologies that produce different results and to the extent they are based on historical information, they should not be relied upon as an accurate prediction of future performance. This presentation discusses product candidates that are under clinical study, and which have not yet been approved for marketing by the U.S. Food and Drug Administration or any other regulatory agency. No representation or warranty, express or implied, is made as to the safety or effectiveness of these product candidates for the use for which such product candidates are being studied. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third party sources and the Company’s own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation or warranty, express or implied, as to the adequacy, fairness, accuracy or completeness of, any information obtained from third party sources. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source. Disclaimer Confidential2

3 We are an R&D innovation engine that aims to discover, develop and ultimately deliver impactful medicines to patients

Centessa management team with deep R&D experience 4 MARELLA THORELL Chief Accounting Officer THOMAS TEMPLEMAN PhD Chief Technology Officer DAVID CHAO PhD Chief Administrative Officer TIA BUSH Chief Quality Officer SAURABH SAHA MD PhD Chief Executive Officer ANTOINE YVER MD MSc EVP & Chairman of Development DAVID GRAINGER PhD Chief Innovation Officer IQBAL HUSSAIN General Counsel GREG WEINHOFF MD MBA Chief Financial Officer JOSH HAMERMESH MBA SVP, Business Development JAVAD SHAHIDI MD MSc Chief Medical Officer

“4 x 24”: Our goal is to have 4 registrational programs in 2024 5 Substantial portfolio of programs targeting multi-billion dollar markets Lixivaptan in Autosomal Dominant Polycystic Kidney Disease SerpinPC in Hemophilia (Hemophilia B for initial registrational trial) 1 REGISTRATIONAL (Programs in registrational trials this year) LB101 and LB201 in Solid Tumors ZF874 in Alpha-1 Antitrypsin Deficiency MGX292 in Pulmonary Arterial Hypertension Orexin Agonists in Narcolepsy and other Sleep-Wake Disorders 2 EMERGING (Programs with clinical proof of concept anticipated in next 18 months) CBS001 in Inflammatory/Fibrotic Diseases CBS004 in Systemic Sclerosis, Lupus Erythematosus 3 EXPLORATORY (Programs with proof of concept beyond 18 months) CURRENT PORTFOLIO

External market validation for our Registrational and Emerging programs

Asset	Disease	Reason to believe	Market validation	
1 REGISTRATIONAL (Programs in registrational trials this year)				
Lixivaptan	ADPKD	Potential to **avoid safety issues** associated with the only approved drug (product-specific tox with black box / REMS)	Otsuka	**$770M** 2021 US sales for Otsuka's flagship product, JYNARQUE®, only one approved for ADPKD
SerpinPC	Hemophilia A and B	Associated with **promising ABR reduction** and infrequent **subcutaneous** dosing **with limited risk of thrombosis**	CSL Behring uniQure	**$2B+** licensing deal in 2020 for Hemophilia B gene therapy in Phase 3 clinical trials
2 EMERGING (Programs with clinical proof of concept anticipated in next 18 months)				
LB101 / LB201	Solid Tumors	Platform of LockBody® programs designed to **selectively drive effector function activity** while avoiding systemic tox	AMGEN Teneobio	**$2.5B** acquisition for pipeline of bispecific / multi-specific antibody technologies
ZF874	AATD	**Small molecule** pharmacological chaperone folding corrector intended to address **lung and liver manifestations** of AATD	VERTEX	**$20B** total market cap loss after two clinical failures for small molecule approaches in AATD
MGX292	PAH	**Replacement BMP9 protein** designed to overcome signaling deficiency and directly target underlying disease mechanism	MERCK ACCELERON	**$11.5B** acquisition, lead candidate sotatercept indirectly impacting BMPR2 pathway in PAH
Orexin Agonists	Narcolepsy	Designed to leverage unique structural insights and to **directly target underlying pathophysiology** of orexin neuron loss	Takeda	**$5B** market cap loss after clinical failure of orexin agonist program in Narcolepsy Type 1 (NT1)

Source: Otsuka Holdings FY2021 Financial Results Presentation; uniQure 8-K (May 6, 2021); Amgen PR (July 27, 2021); Vertex market cap loss based on share price changes from Oct 14, 2020 ($271.46) to Oct 15, 2020 ($215.28) and June 10, 2021 ($216.77) to June 11, 2021 ($193.02); Acceleron PR (Sept 30, 2021); Takeda market cap loss based on share price changes from Oct 5, 2021 ($16.08) to Oct 6, 2021 ($14.31).

6

CENTESSA PHARMACEUTICALS

Our portfolio spans high value Rare Disease programs and IO platform

RARE DISEASE

- Exciting **Rare Disease pipeline** targeting large opportunities with high unmet patient need

Estimated US prevalence for our disease areas


140,000
100,000
38,000
35,000
25,000
ADPKD
AATD
PAH
NT1
Hemophilia

IMMUNO-ONCOLOGY

- Platform of novel LockBody® compounds designed to **selectively drive potent effector function activity** (such as CD47 or CD3) while avoiding systemic toxicity
- Potential for the first two LockBody® programs to become the cornerstone for a **multi-product immuno-oncology franchise**
- Broad potential application in solid tumors

Note: Alpha-1 Antitrypsin Deficiency prevalence based on estimate of PiZZ individuals in the US
Sources: Acquavella et al, 2020; Willey, 2019; Alpha-1 Foundation; Leber et al, 2021; Soucie, 2020

7

CENTESSA PHARMACEUTICALS

Upcoming 2022 catalysts with cash runway into early 2024 $595 million cash and cash equivalents as of December 31, 2021 Note: Cash runway does not include potential draws on the remaining available tranches under the Oberland facility. Currently $75m drawn under facility. 2022 data • LB101 in Solid Tumors: Expect to report preclinical data at ASCO in June 2022 • ZF874 in AATD: Ph 1 data from multiple dose cohorts anticipated in 2H 2022 • SerpinPC in Hemophilia: Open-label extension (OLE) data expected in 4Q 2022 Within our current cash runway, we expect to have clinical PoC readouts on all of our Emerging programs 2022 program updates • CBS001 in Inflammatory / Fibrotic Diseases: Start of Ph1 in Healthy Volunteers expected in 2Q 2022 • SerpinPC in Hemophilia B: Start of Hem B registrational trials planned in 2H 2022 • LB101 in Solid Tumors: IND anticipated in late 2022 • CBS004 in autoimmune diseases: IND anticipated in late 2022 8

Lixivaptan in ADPKD 9

Lixivaptan is uniquely positioned to deliver a differentiated profile in ADPKD 10 • ~140,000 ADPKD patients in the US and only one FDA approved product (tolvaptan), which has a boxed warning about its serious and potentially fatal liver injury LARGE RARE DISEASE MARKET WITH HIGH UNMET NEED FOR A SAFER TREATMENT • Lixivaptan does not have the metabolite believed to cause drug-induced liver injury with tolvaptan, and lixivaptan did not exhibit signs of DILI when tested in tolvaptan intolerant subjects SIMILAR MECHANISM OF ACTION WITH DIFFERENTIATED CHEMISTRY • Only one other treatment in late-stage development HIGH MARKET POTENTIAL WITH LIMITED PIPELINE AGENTS Source: Willey et al., 2019

The ADPKD market represents a multi-billion dollar rare disease opportunity 11 0 20 40 60 80 100 120 140 U S P a ti e n ts ( 0 0 0 ’s ) Sources: Willey et al., 2019; primary market research 1. Otsuka Holdings FY2021 Financial Results Presentation 2. Evaluate Pharma ~ 140,000 ADPKD patients in the US ~ 8,000 have tried tolvaptan1 ~ 42,000 at risk of rapidly progressing $60m $432m $625m $772m $937m $1,084m $0m $200m $400m $600m $800m $1,000m $1,200m 2018 2019 202320222020 2021 Actual1 Estimates2 Forecasted US Sales of JYNARQUE® (tolvaptan) for ADPKD

Potential to avoid liver risk with unique structure and differential chemistry 12 mitochondrion hepatocyte bile salts BSEP MRP4 DM-4103 tolvaptan DM-4103 is a tolvaptan-specific metabolite believed to cause liver toxicity Chemical species Tolvaptan DM-4103 DM-4107 Lixivaptan 141624 138451 138758 Parent dose 120 mg TEMPO doses 60 mg 200 mg BID 200 mg BID 200 mg BID 200 mg BID Ratio Css / BSEP IC50 0.04 3.7 0.00 0.08 0.02 0.02 0.32 Ratio Css / MRP4 IC50 0.01 3.7 0.00 0.02 0.05 0.00 0.45 tolvaptan 3A4, multiple steps DM-4107DM-4103 No red flagsAccumulates; Inhibits BSEP, MRP4 at clinical concentrations 3A4 WAY-141624 WAY-138758 3A4 3A4 lixivaptan WAY-138451

Drug-induced liver injury observed in tolvaptan clinical trials

Evaluation of Drug-Induced Serious Hepatotoxicity (eDISH plots)

Tolvaptan TEMPO Study[1]
36 months with quarterly monitoring



Total bilirubin (xULN)
100.0
10.0
2
1.0
0.1
PBO=2
TLV =1
Hy's Law Quadrant*
PBO=0
TLV =2
PBO= 5 (1.0%)
TLV=40 (4.1%)
0.1
1.0
3
10.0
100.0
Placebo
Tolvaptan
ALT(xULN)

*A third Hy's Law case occurred in the open label extension of TEMPO

Tolvaptan REPRISE Study[2]
12 months with monthly monitoring



100.0
10.0
2
1.0
0.1
Placebo
Tolvaptan
Hy's Law Quadrant
PBO= 8 (1.2%)
TLV=38 (5.6%)
0.1
1.0
3
10.0
100.0
Placebo
Tolvaptan
ALT(xULN)

Quasi-Hy's Law case caused by tolvaptan during run-in period

[1] Watkins PB, et al. Clinical Pattern of Tolvaptan-Associated Liver Injury in Subjects with Autosomal Dominant Polycystic Kidney Disease: Analysis of Clinical Trials Database. 2015; [2] Torres VE, et al. Tolvaptan in Later-Stage Autosomal Dominant Polycystic Kidney Disease. *N Engl J Med*. 2017

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CENTESSA PHARMACEUTICALS

No liver tox observed to date with lixivaptan in tolvaptan-intolerant subjects Young subject with ADPKD developed DILI on each of three unsuccessful attempts to initiate tolvaptan. Initial tolvaptan experience Lixivaptan did not cause any signs of liver toxicity in this highly susceptible subject during 14 months of therapy. Subsequent lixivaptan experience ALT A L T (U /L) D o se (m g /d a y) Tolvaptan Dose weeks Tolvaptan Discontinued A L T (U /L)D o se (m g /d a y) weeks Lixivaptan Dose ALT 14 Four additional tolvaptan-intolerant subjects have now been successfully dosed with lixivaptan with no DILI in the ALERT Study * * ALERT is an ongoing open-label, non-registrational repeat-dose study designed to assess hepatic and non-hepatic safety in subjects who previously experienced liver chemistry test abnormalities while treated with tolvaptan and were permanently discontinued from the drug for that reason. NCT04152837

Urine osmolality is the key physiologic marker for drug activity in ADPKD As expected, lixivaptan is associated with suppression of urine osmolality (Uosm) Tolvaptan (TEMPO Study1) Lixivaptan (ELiSA Study, PA-1022) 81% 83% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% Share of ADPKD Patients Meeting Target Trough Uosm <300 mOsm/kg 15 1. Devuyst, Olivier, et al. "Urine osmolality, response to tolvaptan, and outcome in autosomal dominant polycystic kidney disease: results from the TEMPO 3: 4 trial." Journal of the American Society of Nephrology 28.5 (2017): 1592-1602. 2. The ELiSA Study was a Phase 2 open-label, parallel-group, multiple dose, multi-center study to directly characterize the safety and tolerability, PK, and PD of lixivaptan in ADPKD subjects. A total of 31 subjects received either 50 mg or 200 mg twice daily for seven days. Note: Results were not generated in a head-to-head clinical study and may not represent comparable results.

Ongoing ACTION Phase 3 clinical trial for lixivaptan in ADPKD Three post-week 52 measurements for Part 1 Baseline measurement Screening Titration Part 1 Double-blind treatment period (52 weeks) 2:1 randomization of ~1,350 subjects Three post-week 52 measurements for Part 2 No Drug (4 weeks) Lixivaptan Placebo Part 2 Open label maintenance period (52 weeks) No Drug (4 weeks) Lixivaptan Lixivaptan • Primary endpoint: Annualized change in eGFR from baseline to end of Part 1 (post-52 weeks) • Key secondary endpoint: Incidence of serum ALT levels >3x ULN in participants randomized to lixivaptan vs. to placebo in Part 1 Placebo Target completing enrollment by 2H 2023 Plan to submit NDA based on one-year data from Part 1 (pending positive data) 16

Lixivaptan is expected to have limited potential competition

ASSET NAME	COMPANY	MECHANISM OF ACTION	PHASE
JYNARQUE®	Otsuka	Vasopressin V2 Receptor Antagonist	**Marketed**
Lixivaptan	CENTESSA PHARMACEUTICALS	Vasopressin V2 Receptor Antagonist	**3**
~~**Venglustat**~~	~~SANOFI GENZYME~~	~~GCS Inhibitor~~	~~**Discontinued**~~
Bardoxolone	REATA PHARMACEUTICALS	KEAP1-Nrf2 Activation	**3**
GLPG-2737	Galápagos	C2 Corrector	**2**
RGLS-4326	REGULUS	miR-17 Inhibition	**1**

- JYNARQUE® Orange Book exclusivity through April 2030
- Lixivaptan recent patent with expiration in 2038 before considering patent term extensions or adjustments
- Sanofi announced the discontinuation of the venglustat ADPKD program in June 2021
- Bardoxolone is the only other pipeline agent in Phase 3; CRL from the FDA in February 2022 for bardoxolone in Alport Syndrome

17

CENTESSA PHARMACEUTICALS

SerpinPC in Hemophilia 18

SerpinPC has the potential to shift Hemophilia B treatment paradigm 19 • Human genetic target validation in individuals who co-inherit Factor V Leiden mutation and either FVIII or FIX mutations reinforced with positive proof-of-concept Phase 2 data GENETIC VALIDATION AND CLINICAL PROOF OF CONCEPT FOR NEW MECHANISM • No sustained elevations in D-dimer and no evidence of thrombosis observed in clinical trials in healthy volunteers and persons with hemophilia UNIQUE MECHANISM THAT IS NOT BELIEVED TO CONFER RISK FOR THROMBOSIS • Observed a median 88% reduction in all bleed ABR in the highest dose cohort in the Phase 2 study, with PK suitable for an infrequent dosing schedule PROMISING REDUCTIONS IN BLEEDING WITH INFREQUENT SUBCUTANEOUS DOSING

SerpinPC is believed to have a unique MoA supported by human genetics 20 Extrinsic Tenase Intrinsic Tenase Prothrombinase Prothrombin Thrombin SerpinPC APC Protein C Feedback Loop SerpinPC reduces levels of circulating APC (1), thereby prolonging activity of prothrombinase (2) and directly increasing the amount of thrombin (3) at the site of tissue damage (1) (2) (3) Genetically validated target based on coinheritance of Factor V Leiden mutation with hemophilia

SerpinPC showed promising reductions in bleeding rates and was observed to be well-tolerated in the Phase 2a study Across all dose levels: • No thrombosis • No instances of sustained elevations in D-dimer • 1 moderate skin reaction led to withdrawal of a subject with history of a skin disorder • Two subjects with ADAs, with no apparent impact on ABRs • No other SerpinPC-related AEs 21 Initial registration studies focused on Hem B (+/- inhibitors) given high unmet need and market opportunity Median ABR reduction for highest dose cohort (1.2 mg/kg) All bleeds Spontaneous joint bleeds -100% -80% -60% -40% -20% 0% -94% -88% Median ABR reduced from 36.0 to 4.4 Median ABR reduced from 21.1 to 2.2

Two registrational trials planned to start in 2H 2022 in Hemophilia B

1

Hem B without inhibitors
Part 1
Randomized dose-justification
(24 weeks on treatment, n = 60)

Observation period

SerpinPC
Multiple cohorts with different dosing frequency

Hem B without inhibitors
Part 2
Expansion phase at selected dose
(24 weeks on treatment, n = 60)

Observation period

SerpinPC
Dose regimen based on Part 1 interim analysis (prophylactic arm)

SerpinPC
Dose regimen based on Part 1 interim analysis (on-demand arm)

Part 3
Extension phase for Part 1/2
(24 weeks on treatment)

SerpinPC
Dose regimen based on Part 1 interim analysis

2

Hem B with inhibitors
(48 weeks on treatment, n <20)

Observation period

SerpinPC
1.2 mg/kg Q2W

SerpinPC extension phase

22

Note: The first registrational study will also enroll subjects with severe HA, with and without inhibitors, to add to the safety database

CENTESSA PHARMACEUTICALS

23 LB101 & LB201 in Solid Tumors

LockBody® programs aim to redefine immuno-oncology treatment

DESIGNED TO ADDRESS IMMUNO-ONCOLOGY THERAPY CHALLENGES

- LockBody® mechanism aims to bypass typical "sink" effect, minimize peripheral toxicity, and drive maximal effector function activity, such as CD47, directly into the tumor

UNIQUE TECHNOLOGY DESIGNED TO UNLOCK CELL KILLING IN THE TUMOR

- Effector function activity, such as CD47 or CD3, is blocked by the PD-L1 tumor targeting domain until the human IgG-derived hinges are naturally degraded in the tumor microenvironment (TME)

POTENTIAL FOR SINGLE AGENT SYSTEMIC ACTIVITY

- LB101 is designed as a single agent combining PD-L1 targeting, CD47 blockade and with a fully functional IgG1 Fc region

24

CENTESSA PHARMACEUTICALS

25 PD-L1 Domains Fully human Locked CD47 Domains Ultrahumanized Natural hinge clipping in tumors IgG1 Fc Exposed CDRs Locked Unlocked LB101 is designed to allow for anti-PD-L1 activity plus CD47 activity in the TME

In vitro data using Her2xCD47 LockBody® demonstrated effector function locking 26 Locked form: No measurable binding to CD47 Unlocked form: Clear, high-affinity, concentration-dependent binding huCD47-ECD-His at 400 nM huCD47-ECD-His at 200 nM huCD47-ECD-His at 100 nM huCD47-ECD-His at 50 nM huCD47-ECD-His at 25 nM Fc=4-3 #2 FJ1634_P012p_Her47-LHL-LHLF undigested at 50 nMLocked Her2xCD47 LockBody R e s p o n s e Time Fc=4-3 #2 FJ1634_P012p_Her47-LHL-LHLF digested 24h at 50 nM huCD47-ECD-His at 200 nM huCD47-ECD-His at 100 nM huCD47-ECD-His at 50 nM huCD47-ECD-His at 25 nM Unlocked Her2xCD47 ockBody R e s p o n s e Time

In vivo data showed Her2xCD47 LockBody® was generally well tolerated and stable, with antibody-like pharmacokinetics (PK) 27 Her2xCD47 LockBody® • Long, mAb-like distribution • Up to 100-fold increase in AUC • No evidence of target-driven clearance, no anaemia, no reticulocyte amplification CD47 IgG1 • Lethal at 10 mg/kg after 24h • Rapid clearance at 2 mg/kg LockBody® exhibited mAb-like distribution, IgG1 rapidly cleared 0 5 10 15 0.1 1 10 100 Days from injection C o n c e n tr a ti o n ( m g /m l) LockBody 10 mg/kg CD47 mAb 2 mg/kg LockBody 2 mg/kg C D 47 Ig G 1 Lock B ody 0 100 200 300 400 5000 10000 15000 A U C **** C D 4 7 I g G 2 m g /k g L o c k B o d y 2 m g /k g L o c k B o d y 1 0 m g /k g 0 500 1000 1500 R e ti c u lo c y te s ( 1 0 9 c e ll s /m l) Day 5 ** 0 20 40 60 0 5 10 15 20 Days from injection g /d L Hemoglobin LockBody 2mg/kg CD47 IgG 2mg/kg LockBody 10mg/kg A B C D PK AUC

LockBody® development plan and upcoming milestones Plan to present foundational preclinical data at ASCO (June 2022) evaluating the activity and tolerability of LB101 monotherapy in a hPD-L1+ syngeneic model in mice, in comparison with atezolizumab Plan to submit an IND for LB101 (PD-L1xCD47) in late 2022 Plan to submit an IND for LB201 (PD-L1xCD3) in 2023 28

ZF874 in AATD 29

ZF874 has the potential to be a disease-modifying treatment for AATD

DESIGNED AS A CATALYTIC, NON-COVALENT SMALL MOLECULE FOLDING CORRECTOR

- ZF874 is designed to bind to the stalled folding intermediate specific to Z-A1AT with no detectable binding to fully folded Z-A1AT *in vitro*

POTENTIAL TO INCREASE FUNCTIONAL A1AT LEVELS TO PROTECT THE LUNG

- Initial ZF874 clinical data was the first demonstration that a pharmacological chaperone could provide sufficient functional Z-A1AT increases in serum to potentially achieve >11µm levels in PiZZ individuals

POTENTIAL TO CLEAR POLYMERS FROM THE LIVER

- Preclinical data showed both increased blood levels of Z-A1AT and clearance of Z-A1AT polymer from the liver in mice over-expressing human Z-A1AT at lower doses than in human studies

30

CENTESSA PHARMACEUTICALS

Preclinical data showed low doses of ZF874 clear polymer & reduced fibrosis

Liver histology from 84-day treatment of mice expressing human Z-A1AT (PiZ mice)

	Vehicle	**ZF874-treated** 54 mpk/day (HED 7 mpk/day)
Z-A1AT polymer (PAS-D staining)		
Fibrosis (Sirius Red staining)		



31

Abbreviations: mpk = milligrams per kilogram; PAS-D = Periodic Acid-Schiff staining with diastase; HED = human equivalent dose

CENTESSA PHARMACEUTICALS

Clinical data in PiMZ subjects dosed with placebo or ZF874 15 mpk BID 32 * Activity level equivalent to molar amount of M A1AT reference standard. Baseline for each subject = average of Pre-Screen , Day -1, and Day 1 Pre-Dose values for each subject † Trapezoidal AUC for the first 12 hours after the first dose on Day 28 * Baseline = average of Pre-Screen, Day -1 and Day 1 Pre-Dose values from A1AT functional assay -2 -1 0 1 2 3 4 5 6 7 8 0 7 14 21 28 35 42 49 56 Functional A1AT level, increase over baseline* (µM) Time after 1st dose (days) Treatment period Subject 2002 Placebo Subject 2003 AUC0-12hr 181 µg·hr/ml† Subject 2001 AUC0-12hr 350 µg·hr/ml † +3 µM Demographics and data First 3 subjects in Part B Subj. Treatment Genotype Baseline A1AT* Peak A1AT 2001 15 mpk BID (1.6 g BID) MZ 17.6 µM 23.5 µM 2002 Placebo (N/A) MZ 12.7 µM 13.5 µM 2003 15 mpk BID (1.1 g BID) MZ 14.8 µM 18.3 µM

Liver signal in one PiMZ subject with highest exposure in Part B 0 100 200 300 400 500 600 700 -21 -14 -7 0 7 14 21 28 35 42 49 56 63 70 33 ALT (IU/L) Time after 1st dose (days) Treatment period ULN ♂ (70 IU/L) Subject 2002 ♂ Placebo Subject 2003 ♀ AUC0-12hr 181 µg·hr/ml Subject 2001 ♂ AUC0-12hr 350 µg·hr/ml * ULN ♀ (33 IU/L) † Trapezoidal AUC for the first 12 hours after the first dose on Day 28 • Subject 2001 showed increases in ALT (8X ULN) and AST (3.5X ULN) after the treatment period • In the same subject, BILI, GGT and ALP stayed in the reference range throughout the observation period • No liver signal was observed in SAD with PiMM healthy volunteers in Part A (n = 42, dose range 1.5 mpk to 50 mpk) • All other observed AEs were mild Abbreviations: ULN = upper limit of normal; IU/L = international units per liter; BILI = bilirubin; GGT = gamma-glutamyl transferase; ALP = alkaline phosphatase

34 Overview of ongoing Phase 1 trial of ZF874 in AATD 1. Morning doses given in the fasted state. Evening doses given after an evening meal Note: 2 subjects received placebo in each cohort for Cohorts 1-6 and none in Cohort 7 15 mg/kg, fed Part A, Cohort 7 (n=6)25 mg/kg BID(1) Part A, Cohort 6 (n=8) 15 mg/kg BID(1) Part A, Cohort 5 (n=8) 50 mg/kg Part A, Cohort 4 (n=8) 15 mg/kg Part A, Cohort 3 (n = 8) 5 mg/kg Part A, Cohort 2 (n = 8) 1.5 mg/kg Part A, Cohort 1 (n = 8) Part A (completed): Single Ascending Dose Study in Healthy Volunteers Part B (ongoing): 28-day Repeat Dosing in PiXZ Subjects (Including PiZZ and PiMZ Subjects) 2.5 mg/kg BID Part B, Cohort 2 (n = 5) 15 mg/kg BID Part B, Cohort 1 (n = 3) Pending receipt of satisfactory long-term animal tox data, protocol may be amended to extend duration of dosing in Part B to up to 3 months 34 Dose TBD Dose TBD Part B, Cohort 3 Part B, Cohort …

MGX292 in PAH 35

MGX292 has the potential for disease reversal / modification in PAH

DESIGNED TO DIRECTLY TARGET CENTRAL UNDERLYING DISEASE MECHANISM IN PAH

- Recombinant modified BMP9 replacement protein designed to directly target BMPR2/ALK1 pathway vs. experimental therapies which inhibit Activin signaling with only indirect effects on this pathway

IN VIVO DATA DEMONSTRATED POTENTIAL TO RESTORE VASCULAR FUNCTION

- MGX292 was observed to reverse established advanced pulmonary vascular remodeling in the Sugen-hypoxia rat model, with almost complete reversal of disease at high dose

POTENTIAL FOR RAPID DEVELOPMENT IN GENETICALLY DEFINED PAH

- Potential development plan to address ~25% of idiopathic PAH patients with loss-of-function mutations in the BMP9 signaling axis

36

CENTESSA PHARMACEUTICALS

MGX292 is designed to directly target central underlying disease mechanism 37 In PAH, reduced BMP9 signaling results in the pathological changes underlying PAH. With MGX292 treatment, supplementation with exogenous recombinant BMP9 protein (MGX292) leads to restored signaling and normalization of endothelial cell functions. Endoglin ALK1 BMPR-II Smad4 BMP9, BMP10 MGX292 Smad1/5/8 • Homeostasis • Survival • Vascular Stability MGX292 Mechanism

MGX292 demonstrated dose-dependent reversal of established lung vascular pathology in Sugen-hypoxia rat model MGX2921 reversed neointimal lesions in Sugen-hypoxia rat model of severe PAH 0 5 10 15 20 Normoxic vehicle 3 weeks vehicle 7 weeks vehicle BMP9 (10µg/kg) MGX292 (3µg/kg) MGX292 (10µg/kg) MGX292 (30µg/kg) PROGRESSION REGRESSION Extent of disease at start of treatment period Sugen-Hypoxia Number of neointimal lesions per 100 vessel Sugen-hypoxia2 (7 weeks) MGX292 treatment (30µg/kg) Normal rat lung 1. MGX292 treatment was given daily for 4 weeks; 2. Red arrows depict vascular lesions38

Development plan for MGX292 in PAH Preclinical development ongoing, currently in the IND-enabling stage Plan to conduct pre-IND meeting with the FDA in the second half of 2022 Plan to submit an IND for MGX292 in early 2023 39

40 OX2R Agonists in NT1

Our novel orexin agonist approaches have the potential to change the global standard of care in narcolepsy 41 • Lead molecules are designed to selectively target the Orexin Receptor-2 (OX2R) based on structure- based drug design DESIGNED TO DIRECTLY TARGET UNDERLYING PATHOPHYSIOLOGY OF DISEASE • Observed significant increases in wakefulness in the NT1 model mice and wild type mice for the exemplar small molecule agonists and in wild type mice for the exemplar peptide agonists IN VIVO DATA DEMONSTRATED DOSE DEPENDENT EFFECTS IN INCREASING WAKEFULNESS • Program led by former Takeda orexin team leadership; exclusive license to Sosei Heptares’s StaR® technology and exclusive collaboration with Schrödinger to support novel discovery efforts TEAM AND EXCLUSIVE PARTNERSHIPS ENABLE DIFFERENTIATED DRUG DISCOVERY

Our small molecule and peptide orexin agonists are designed to provide a potential replacement therapy approach in NT1 42 Example X-ray structure of OX2R with small molecule orexin agonist (shown in purple) Example Cryo-EM structure of OX2R with peptide agonist (shown in purple) Our small molecule and peptide orexin agonist molecules have demonstrated sub-nanomolar potency in in vitro assays * * Based on EC50, in vitro functional profiles of exemplar small molecule agonists and exemplar peptide agonists in a calcium mobilization FLIPR assay with cells expressing recombinant human OX2R

Novel small molecule and peptide orexin agonists demonstrated dose- dependent effects in increasing wakefulness in mice Exemplar small molecule agonists Exemplar peptide agonist Wakefulness detected by piezoelectric monitoring, which is a rapid, non-invasive method for classifying sleep and wakefulness by unsupervised machine learning 43

Development plan for orexin agonists in NT1 Plan to submit IND / CTA for lead oral program in 2023 Plan to submit IND / CTA for intranasal program in 2023 Intend to explore additional indications beyond NT1 44

Centessa: the assets, resources and talent to drive patient impact

Substantial product portfolio targeting multi-billion dollar markets

- Exciting pipeline of rare disease programs, led by Registrational programs lixivaptan (ADPKD) and SerpinPC (Hemophilia), and a potential multi-product IO franchise driven by LockBody® programs

Cash runway into early 2024 with PoC data anticipated on all Emerging programs

- Anticipate readouts from our Emerging programs within current cash runway
- "4 x 24": Goal is to have 4 programs in registrational studies in 2024

Management team with deep R&D experience from leading biotech & pharma companies

- Provide direct R&D guidance through our integrated one-team structure aimed at rapidly advancing programs with a relentless focus on data-driven decision-making

Note: Cash runway does not include potential draws on the remaining available tranches under the Oberland facility
Definitions: Registrational - Programs in registrational trials this year; Emerging - Programs with potential for clinical proof of concept anticipated in next 18 months

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CENTESSA PHARMACEUTICALS

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